UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 5, 2013, DTE Energy Company (“DTE Energy”) entered into a second amended and restated five-year unsecured revolving credit agreement by and among DTE Energy, the lenders party thereto, Citibank, N.A. (“Citibank”), as Administrative Agent, and Barclays Bank PLC (“Barclays”), The Bank of Nova Scotia (“Bank of Nova Scotia”) and JPMorgan Chase Bank, N.A. (“JPMorgan”) as Co-Syndication Agents. DTE Energy’s aggregate availability under the five-year facility is $1,200,000,000. Borrowings under the five-year facility will be available at prevailing short-term interest rates. The five-year facility will also support DTE Energy’s commercial paper borrowings. The five-year facility expires in April 2018 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.

On April 5, 2013, DTE Gas Company, a wholly-owned subsidiary of DTE Energy (“DTE Gas”) entered into a second amended and restated five-year unsecured revolving credit agreement by and among DTE Gas, the lenders party thereto, JPMorgan, as Administrative Agent, and Barclays, Citibank and Bank of America, N.A. (“Bank of America”) as Co-Syndication Agents. DTE Gas’ aggregate availability under the five-year facility is $300,000,000. Borrowings under the five-year facility will be available at prevailing short-term interest rates. The five-year facility will also support DTE Gas’ commercial paper borrowings. The five-year facility expires in April 2018 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.

Item 1.02. Termination of a Material Definitive Agreement.

Effective April 5, 2013, DTE Energy terminated the Amended and Restated Five-Year Credit Agreement dated as of October 21, 2011, by and among DTE Energy, the lenders party thereto and Citibank as Administrative Agent. DTE Energy terminated these credit facilities because they have been replaced with the new DTE Energy five-year credit facility, dated as of April 5, 2013, as discussed under Item 1.01 above.

Effective April 5, 2013, DTE Gas terminated the Amended and Restated Five-Year Credit Agreement dated as of October 21, 2011, by and among DTE Gas the lenders party thereto and JP Morgan, as Administrative Agent. DTE Gas terminated these credit facilities because they have been replaced with the new DTE Gas five-year credit facility, dated as of April 5, 2013, as discussed under Item 1.01 above.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As discussed under Item 1.01 above, on April 5, 2013, DTE Energy entered into a second amended and restated five-year credit agreement for borrowings up to approximately $1,200,000,000. DTE Energy transferred $65,000,000 in letters of credit outstanding under the terminated facilities and does not have any borrowings under the facility at this time.

As discussed under Item 1.01 above, on April 5, 2013, DTE Gas entered into a second amended and restated five-year credit agreement for borrowings up to $300,000,000. DTE Gas does not have any borrowings under the facility at this time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.01	Form of Second Amended and Restated DTE Energy Five-Year Credit Agreement, dated as of October 21, 2011 and amended and restated as of April 5, 2013, by and among DTE Energy, the lenders party thereto, Citibank, N.A., as Administrative Agent, and Barclays Bank PLC, The Bank of Nova Scotia and JPMorgan Chase Bank, N.A, as Co-Syndication Agents.

10.02	Form of Second Amended and Restated DTE Gas Five-Year Credit Agreement, dated as of October 21, 2011 and amended and restated as of April 5, 2013, by and among DTE Gas the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Barclays Bank PLC, Citibank, N.A. and Bank of America, N.A., as Co-Syndication Agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 9, 2013

DTE ENERGY COMPANY
(Registrant)

/s/ DANIEL G. BRUDZYNSKI
Daniel G. Brudzynski
Vice President

EXHIBIT INDEX

Exhibit Number	Description

10.01	Form of Second Amended and Restated DTE Energy Five-Year Credit Agreement, dated as of October 21, 2011 and amended and restated as of April 5, 2013, by and among DTE Energy, the lenders party thereto, Citibank, N.A., as Administrative Agent, and Barclays Bank PLC, The Bank of Nova Scotia and JPMorgan Chase Bank, N.A, as Co-Syndication Agents.

10.02	Form of Second Amended and Restated DTE Gas Five-Year Credit Agreement, dated as of October 21, 2011 and amended and restated as of April 5, 2013, by and among DTE Gas the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and Barclays Bank PLC, Citibank, N.A. and Bank of America, N.A., as Co-Syndication Agents.